UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________________________________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
 ______________________________________________________________________

Date of Report (Date of earliest event reported): December 17, 2024

Willis Lease Finance Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	001-15369	68-0070656
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4700 Lyons Technology Parkway
Coconut Creek, FL 33073
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (561) 349-9989

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of exchange on which registered
Common Stock, $0.01 par value per share	WLFC	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On December 17, 2024, Willis Lease Finance Corporation (“Willis” or the “Company”) published a Company Overview presentation that provides an update on the Willis business and its position in the aircraft engine ecosystem. A copy of the Willis Company Overview presentation is being furnished as an exhibit to this filing.

The information and exhibit furnished under Items 7.01 and 9.01 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing. The furnishing of the information in this Current Report on Form 8-K is not intended to, and does not, constitute a determination or admission by the Company that the information in this Current Report on Form 8-K is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company.

Cautionary Statement Regarding Forward-Looking Statements

The exhibit to this Current Report on Form 8-K may include certain statements concerning expectations for the future that are forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act that are intended to be covered by the “safe harbor” created by those sections. Any statements contained in this Current Report on Form 8-K that do not describe historical facts may constitute forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “if,” “may,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other comparable terminology. These statements are only predictions and the Company’s actual results could differ materially from those projected in such forward-looking statements. Factors that could affect those results include those mentioned in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 and other documents that the Company has filed with the Securities and Exchange Commission. The Company does not intend to update these statements unless required by the securities laws to do so, and the Company undertakes no obligation to publicly release the result of any revisions to any such forward-looking statements that may be made to reflect events or circumstances after the date of this Current Report on Form 8-K or to reflect the occurrence of unanticipated events.

Item 9.01 Financial Statements & Exhibits.

Exhibit No.	Description
99.1	Analyst Presentation issued by Willis Lease Finance Corporation, dated December 17, 2024.*
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*Furnished but not filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized officer.

Dated: December 17, 2024

WILLIS LEASE FINANCE CORPORATION

By:	/s/ Dean M. Poulakidas
Dean M. Poulakidas
Executive Vice President and General Counsel

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